Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]
COMMITMENTS & CONTINGENCIES

Lease Commitments
Operating Leases
In December 2012, the Company moved its corporate headquarters to 1000 Legion Place, Suite 1600, in Orlando, Florida upon the expiration of its former lease. The Company entered into a one year sub-lease agreement for these premises with total rent owed of $85,000 payable in two equal installments.

In July 2011, the Company entered into three separate agreements to rent satellite sales office space in New York City, Chicago and Los Angeles through short-term rental agreements. The leases for Chicago and Los Angeles expired in 2012 and the lease for New York City is continuing on a month-to-month basis after its initial term of one year ended on July 31, 2012. The Company is obligated to pay applicable sales taxes and utilities along with the monthly rental payment.

Capital Leases
During 2010 and 2011, the Company entered into capital leases for equipment which expire in June 2012 and August 2014, respectively. The balance outstanding under the leases are disclosed in the current and long-term portion of capital lease obligations on the accompanying balance sheet was $27,850 and $52,920 at December 31, 2012 and December 31, 2011, respectively. See Note 2 for more information on the Company's equipment under capital leases.

A summary of future minimum lease payments under the Company's non-cancelable leases as of December 31, 2011 is as follows:

Year ending December 31:	Capital Leases	Operating Leases
2013	$21,599	$81,458
2014	10,799
Total minimum lease payments	32,398	$81,458
Less amount representing interest	(4,548)
Total principal lease payments	27,850
Less current maturities	(17,638)
Total long term obligations	$10,212

Total rent expense recorded in general and administrative expense in the accompanying statements of operations was approximately $329,000 and $287,000 for the twelve months ended December 31, 2012 and 2011, respectively.

Retirement Plans
In December 2007, the Company introduced a 401(k) plan that covered all eligible employees. The Company matches participant contributions in an amount equal to 50% of each participant's contribution up to 8% of the participant's salary. The participants become vested in 20% annual increments after 2 years of service. During the twelve months ended December 31, 2012 and 2011, the Company incurred $40,405 and $20,239, respectively, in expense for matching employer contributions.

Litigation
From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. Litigation is, however, subject to inherent uncertainties, and an adverse result in these or other matters may harm the Company's business.

On October 17, 2012, Blue Calypso, Inc. filed a complaint against the Company in the U.S. District Court for the Eastern District of Texas accusing the Company of infringing a patent related to peer-to-peer advertising between mobile communication devices seeking unspecified damages. The Company made a request that the Texas court transfer the matter to the Middle District of Florida, but no ruling has yet been made on that motion. At this stage, the Company does not have an estimate of the likelihood or the amount of any potential exposure to it. The Company believes that there is no merit to this suit and intends to vigorously defend itself.

The Company is currently not aware of any other legal proceedings or claims that it believes would or could have, individually or in the aggregate, a material adverse effect on its operations or financial position.